UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2026

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 295-5783
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events
Item 8.01    Other Events.

On March 18, 2026, DuPont de Nemours, Inc., a Delaware corporation (the “Company” or “DuPont”), issued a press release announcing that it plans to seek approval for an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect, at the discretion of DuPont’s Board of Directors (the “Board of Directors”), a reverse stock split of the Company’s common stock, par value $0.01 per share, at a ratio of not less than 1-for-2 or more than 1-for-4, with the exact ratio to be determined by the Board of Directors at a later date. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

DuPont’s Board of Directors has set March 30, 2026 as the record date for stockholders entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”). The time and other details regarding the Annual Meeting will be communicated to stockholders at a later date via preliminary proxy materials which will be filed with, and will be subject to review by, the U.S. Securities and Exchange Commission (the “SEC”).

Solicitation Material

This communication may be deemed to be solicitation material in connection with the proposal to be submitted to DuPont’s stockholders at its Annual Meeting seeking approval of an amendment to the Certificate of Incorporation to effect a reverse stock split. In connection with the proposal, DuPont plans to file a preliminary proxy statement on Schedule 14A with the SEC. The Company expects to file its definitive proxy material in due course. Stockholders are encouraged to read the preliminary proxy statement and all other relevant documents filed with the SEC when they become available, including the definitive proxy statement, because they will contain important information about the proposal. Stockholders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC at the SEC’s website (www.sec.gov) or from the Company by accessing information included on the Investor Relations website (investors.dupont.com).

Section 9 - Financial Statement and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number
99.1	Press release issued by DuPont de Nemours, Inc. on March 18, 2026 announcing the reverse stock split proposal.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect”, “anticipate”, “intend”, “plan”, “believe”, “seek”, “see”, “will”, “would”, “target”, “outlook”, “stabilization”, “confident”, “preliminary”, “initial” and similar expressions and variations or negatives of these words. All statements, other than statements of historical fact, are forward-looking statements, including statements regarding outlook, expectations and guidance, including with respect to the timing, ratio, completion, and benefits of the reverse stock split. Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties, and assumptions, many of which that are beyond DuPont’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements. Additional information concerning the risks, uncertainties and assumptions can be found in DuPont’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025, subsequent quarterly reports on Form 10-Q and other filings. Forward-looking statements are not guarantees of future results. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date:	March 18, 2026	By:	/s/ Erik T. Hoover
		Name:	Erik T. Hoover
		Title:	Senior Vice President and General Counsel